UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________
FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2020
____________________

REKOR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38338	81-5266334
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7172 Columbia Gateway Drive, Suite 400, Columbia, MD 21046
(Address of Principal Executive Offices)

Registrant's Telephone Number, Including Area Code: (410) 762-0800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	REKR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.02	Termination of a Material Definitive Agreement.

Optional Prepayment of Remaining 2019 Notes and Resulting Termination of Note Purchase Agreement

As previously disclosed by Rekor Systems, Inc. (the “Company”) in its Current Report on Form 8-K as filed with the Securities and Exchange Commission (the “SEC”) on July 16, 2020, the Company completed the exchange provided for in connection with the Note Exchange Transaction on July 15, 2020 that was previously disclosed in the Company’s Current Report on Form 8-K, as filed with the SEC on July 6, 2020 (the “Exchange 8-K”). As disclosed in the Exchange 8-K, upon completion of the Note Exchange Transaction, approximately $4.9 million aggregate principal amount of 2019 Notes (as defined in the Exchange 8-K) remained outstanding.

On September 16, 2020, the Company issued a cash payment for the remaining $4.9 million aggregate principal balance of 2019 Notes. As a result of this optional prepayment, the Note Purchase Agreement, as amended by the First Amendment, Second Amendment, and Third Amendment, respectively (each as defined in the Exchange 8-K), has been terminated pursuant to its terms, and as a result the Company will have no further obligations under the Note Purchase Agreement, as amended, following the payoff of the remaining 2019 Notes. The warrants previously issued pursuant to the Note Purchase Agreement, as amended, remain outstanding pursuant to their terms.

The Note Purchase Agreement, First Amendment to the Note Purchase Agreement, Second Amendment to the Note Purchase Agreement, and Third Amendment to the Note Purchase are incorporated herein by reference as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively.

Item 8.01
Other Events.

On September 17, 2020, the Company issued a press release regarding the prepayment of the remaining 2019 Notes and termination of the Note Purchase Agreement, as amended. A copy of this press release is attached hereto as Exhibit 99.1 hereto and is incorporated by reference herein.

Item 9.01
Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit Number	Description
10.1
Note Purchase Agreement, dated as of March 13, 2019, by and among the Credit Parties, the Purchasers from time to time party thereto and the Agent (incorporated by reference to Exhibit 4.3 to the Current Report on Form 8-K as filed with the Securities and Exchange Commission on March 18, 2019).

10.2
First Amendment to Note Purchase Agreement, dated March 26, 2020, by and among the Company, the Purchasers from time to time party thereto and the Agent (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K as filed with the Securities and Exchange Commission on March 26, 2020).

10.3
Second Amendment to Note Purchase Agreement, dated April 2, 2020, by and among the Company, the Purchasers from time to time party thereto and the Agent (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K as filed with the SEC on April 6, 2020).

10.4
Third Amendment to Note Purchase Agreement, dated June 29, 2020, by and among the Company, the Purchasers from time to time party thereto and the Agent. (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K as filed with the Securities and Exchange Commission on July 6, 2020).

99.1	Press Release issued on September 17, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REKOR SYSTEMS, INC.

Date: September 17, 2020	/s/ Robert A. Berman
Name: Robert A. Berman Title: President and Chief Executive Officer